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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
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                                                                   EXHIBIT 10.55



================================================================================


                             STOCKHOLDERS' AGREEMENT

                                  by and among

                            SBC COMMUNICATIONS INC.,

                              BELLSOUTH CORPORATION

                                       and

                             ALLOY MANAGEMENT CORP.


                           Dated as of October 2, 2000


================================================================================

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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
BellSouth Corporation and Alloy Mangement Corp.

                                                                   EXHIBIT 10.55

      THIS STOCKHOLDERS' AGREEMENT (this "Agreement") is dated as of October 2, 2000, by and among SBC Communications Inc. ("SBC"), BellSouth Corporation ("BellSouth") and Alloy Management Corp., a Delaware corporation (the "Company"). SBC and BellSouth are sometimes referred to herein collectively as the "Stockholders" and individually as a "Stockholder" of the Company.

      WHEREAS, as of the date hereof, the Company has authorized capital, including 6,000,000,002 shares of common stock, consisting of 6,000,000,000 shares of Class A Common Stock, $.01 par value per share (the "Class A Common Stock") and two shares of Class B Common Stock, $.01 par value per share (the "Class B Common Stock", and together with the Class A Common Stock, the "Shares").

      WHEREAS, as of the date hereof, SBC owns approximately sixty percent of the Total Outstanding Shares and BellSouth owns approximately forty percent of the Total Outstanding Shares;

      WHEREAS, as of the date hereof, SBC, BellSouth and the Company are the sole Members of Alloy LLC, a Delaware limited liability company ("Newco"), with each owning an interest in Newco through the ownership of membership units in Newco ("LLC Units") pursuant to the Limited Liability Company Agreement among SBC, BellSouth and the Company, dated as of October 2, 2000 (the "LLC Agreement"); and

      WHEREAS, the Stockholders desire to promote their mutual interests by imposing certain restrictions and obligations on each other and on the Shares and, further, to provide for matters pertaining to the management and governance of the Company.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                   Definitions

      Section 1.1. Certain Definitions. (a) Capitalized terms that are used but not otherwise defined herein shall have the meanings given to them in the LLC Agreement.

      (b) For the purposes of this Agreement, the following terms shall have the following meanings:

      "Ancillary Agreement" shall mean, collectively, the Agency Agreements, the Intellectual Property License Agreement, the Registration Rights Agreement, the
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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
BellSouth Corporation and Alloy Mangement Corp.

                                                                   EXHIBIT 10.55

Resale Agreements, the Management Agreement, the Transition Marks Agreement, the Transition Services Agreement and the LLC Agreement.

      "BellSouth" shall mean BellSouth Corporation, a Georgia corporation, or any Permitted Transferee of BellSouth Corporation that may from time to time become a party to a counterpart of this Agreement.

      "BellSouth Directors" shall mean, collectively, the Class B Directors (as defined in the Certificate of Incorporation) nominated by BellSouth.

      A Person shall be deemed the "Beneficial Owner", and to have "Beneficial Ownership" of, and to "Beneficially Own," any securities as to which such Person is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 and 13d-5 under the Exchange Act, as such rules are in effect on the date of this Agreement, as well as any securities as to which such Person has the right to become Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that no Stockholder shall be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of, or to "Beneficially Own," any LLC Units or Shares of the other Stockholder solely by virtue of the rights set forth in this Agreement. For purposes of this Agreement, in determining any Person's percentage of Beneficial Ownership of the Total Outstanding Shares, any shares of Public Common Stock which are not actually outstanding, but which may be acquired upon exchange of outstanding LLC Units shall be excluded from the determination.

      "Board" shall mean the Board of Directors of the Company.

      "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Company filed pursuant to the DGCL with the Secretary of State of the State of Delaware, as the same may hereafter be amended and/or restated from time to time.

      "Class A Common Stock" shall have the meaning set forth in the Recitals.

      "Class B Common Stock" shall have the meaning set forth in the Recitals.

      "Class B Triggering Event" shall have the meaning set forth in the Certificate of Incorporation.

      "Company" shall have the meaning set forth in the Recitals.

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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
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                                                                   EXHIBIT 10.55

      "Deadlock" shall mean, with respect to any matter considered by the Strategic Review Committee, after due consideration of such matter at a meeting held (or upon the failure to hold a meeting duly called in accordance with the Certificate of Incorporation and the By-laws of the Corporation within 60 days after a matter is first noticed for consideration at a meeting), (i) the requisite two-thirds (2/3) vote of the full Strategic Review Committee for approval of such matter is not obtained and (ii) the Directors seeking approval of such matter provide notice, at any time after such approval is not obtained, to all of the members of the Strategic Review Committee stating that they desire to have the matter designated as a "Deadlock".

      "Departing Class B Stockholder" shall have the meaning set forth in the Certificate of Incorporation.

      "DGCL" shall mean the Delaware General Corporation Law, as amended.

      "Directors" shall mean, collectively, the BellSouth Directors and the SBC Directors.

      "LLC Agreement" shall have the meaning set forth in the Recitals.

      "LLC Units" shall have the meaning set forth in the Recitals.

      "Newco" shall have the meaning set forth in the Recitals.

      "SBC" shall mean SBC Communications Inc., a Delaware corporation.

      "SBC Directors" shall mean, collectively, the Class B Directors (as defined in the Certificate of Incorporation) nominated by SBC.

      "Shares" shall have the meaning set forth in the Recitals.

      "Stockholders" shall have the meaning set forth in the Recitals.

      "Strategic Review Committee" shall mean the Strategic Review Committee of the Board.

      "Subsidiary" shall mean, as to any Person, any Person (i) of which such Person directly or indirectly owns securities or other equity interests representing fifty percent or more of the aggregate voting power, (ii) of which such Person possesses the right to elect fifty percent or more of the directors or Persons holding similar positions, or (iii) which such Person Controls directly or indirectly through one or more intermediaries. The term Subsidiary shall be deemed to include Newco with respect to the Company.

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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
BellSouth Corporation and Alloy Mangement Corp.

                                                                   EXHIBIT 10.55

      "Total Outstanding Shares" shall mean from time to time the sum of (i) the total number of Shares excluding any treasury shares, and (ii) the total number of LLC Units outstanding, excluding any LLC Units Beneficially Owned by the Company.

      "Total Voting Power" shall mean the aggregate votes that are entitled to be cast by all Shares.

      "Transfer" shall mean any direct or indirect sale, transfer, assignment, pledge, hypothecation, mortgage, or other disposition or encumbrance, of any beneficial or economic interest in any LLC Units or Shares, including those by operation or succession of law, merger or otherwise, but a Change in Control of SBC or BellSouth shall not be deemed to be a Transfer.

      "Ultimate Parent Entity" shall mean, with respect to any Person that is a Subsidiary of a Person, the Person that, directly or indirectly, Beneficially Owns at least fifty percent (50%) of the Voting Securities of such Subsidiary and is not a Subsidiary of any Person who is not a natural person.

      (c) Except as expressly provided herein, whenever in this Agreement there shall be a reference to any Ancillary Agreement or this Agreement, such reference shall be deemed to refer to such agreement as it may be amended from time to time.

                                    ARTICLE 2
                         Representations and Warranties

      Each Stockholder represents and warrants to the other Stockholder and the Company that (a) it Beneficially Owns one issued and outstanding share of Class B Common Stock free and clear of all Liens (except for any such Liens created by this Agreement or the LLC Agreement) and, except for this Agreement and the LLC Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or voting of any Shares of the Company and there are no voting trusts or voting agreements with respect to such Shares;
(b) such Stockholder has full corporate power and authority, and has taken all corporate actions necessary, to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder; (c) this Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, subject to the Bankruptcy and Equity Exception; (d) no notices, reports or other filings are required to be made by such Stockholder with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by such Stockholder or the Company from, any Governmental Entity, in connection with the execution and delivery of this Agreement by such Stockholder; and (e) the execution,

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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
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                                                                   EXHIBIT 10.55

delivery and performance of this Agreement by such Stockholder does not, and the consummation by such Stockholder of the transactions contemplated hereby will not, violate, conflict with or constitute a breach of, or a default under, the certificate of incorporation or by-laws of such Stockholder (or any comparable governing instruments) or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default, or give rise to any right of termination, cancellation, modification or acceleration, whether after the giving of notice or the passage of time of both, under any contract to which such Stockholder is a party or which is binding on it or its assets, and will not result in the creation of any Lien on any of the assets or properties of such Stockholder.

                                    ARTICLE 3
                                     Voting

      Section 3.1. Voting Agreements. Each of the Stockholders agrees to vote or cause the voting, whether in person, by proxy or written consent, of all Shares Beneficially Owned by it (where such Shares have the power to vote) so as to cause the following:

      (a) the election of two Class B Directors nominated by SBC (if SBC is then entitled to have its nominees elected as Class B Directors) and two Class B Directors nominated by BellSouth (if BellSouth is then entitled to have its nominees elected as Class B Directors);

      (b) following the issuance of Class A Common Stock, the election of one independent director to the Board selected by SBC (if SBC is then entitled to have its nominees elected as Class B Directors), and the election of one independent director to the Board selected by BellSouth (if BellSouth is then entitled to have its nominees elected as Class B Directors);

      (c) the removal of any Class B Director, as determined by the Stockholder who nominated such Class B Director;

      (d) the appointment of a new Class B Director upon any vacancy of a Class B Director on the Board or any committee thereof, as determined by the Stockholder who nominated the Class B Director whose departure has caused the vacancy; and

      (e) approval of any matter submitted to the stockholders of the Company which has been previously approved by the Strategic Review Committee.

      Section 3.2. Voting Agreement of the Company. The Company agrees that, in its capacity as Manager of Newco, it will not take any actions that are subject to

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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
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                                                                   EXHIBIT 10.55

the approval of the Strategic Review Committee, as set forth in the Certificate of Incorporation, without prior approval from the Strategic Review Committee.

                                    ARTICLE 4
                               Further Agreements

      Section 4.1. Independent Directors. (a) The Company agrees to use its best efforts to cause the holders of Class A Common Stock to vote in favor of the nomination as independent directors on the Board of the Persons nominated by SBC and BellSouth, in accordance with this Section 4.1.

      (b) Following the issuance of Class A Common Stock, each of SBC and BellSouth shall be entitled to nominate one Person to serve as an independent director on the Board. Prior to making such selection, each of SBC and BellSouth shall have obtained the consent of the respective other Stockholder (for so long as each of SBC and BellSouth shall not be a Departing Class B Stockholder), such consent not to be unreasonably withheld.

      Section 4.2. Limitation on Directors' Duties. SBC agrees that it shall not, in relation to any BellSouth Directors, and BellSouth agrees that shall not, in relation to any SBC Directors, take any action against such director for negligence, default or breach of fiduciary duty on the grounds that such negligence, default, or breach of fiduciary duty arose by virtue of the director acting in accordance with the instructions of the Stockholder designating such director. SBC, BellSouth and the Company agree that, in the event of any director acting in accordance with the instructions of, or in the interest of, the Stockholder designating such director, then any resultant dispute shall be considered to be a Deadlock to be resolved exclusively in accordance with the provisions of Section 4.4 hereof.

      Section 4.3. Resignation of Directors. Each Stockholder agrees that upon the occurrence of a Class B Triggering Event it will use its best efforts to cause each Class B Director appointed by it to resign from the Board and from all committees of the Board upon which such director serves, including resignation from the Strategic Review Committee in accordance with Section 4.6(b) hereof, in compliance with the By-laws and applicable provisions of the DGCL.

      Section 4.4. Deadlock. The Stockholders agree that if there is Deadlock of the Strategic Review Committee on any issue, then such matter shall be promptly referred to the Chief Executive Officer (or comparable position) at each of SBC and BellSouth who shall, in a timely manner, (i) resolve the Deadlock in a manner that is mutually satisfactory to such Chief Executive Officers or (ii) determine a procedure or method to resolve the Deadlock that is mutually satisfactory to such Chief Executive


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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
BellSouth Corporation and Alloy Mangement Corp.

                                                                   EXHIBIT 10.55

Officers. Each Stockholder agrees to use its best efforts to cause the Class B Directors nominated by it to take such actions in their capacity as directors as shall be necessary to implement the resolution of any Deadlock.

      Section 4.5. Chairman of the Board. The Chairman of the Board of the Company shall, so long as the aggregate number of votes generally entitled to be cast by SBC and BellSouth in matters before the stockholders of the Company (other than the election of directors) equals at least fifty percent (50%) of the Total Voting Power, be elected from among the Class B Directors nominated by SBC and BellSouth.

      Section 4.6. Organizational Documents of Subsidiaries. The Company agrees that it will not amend, modify, waive or repeal any provisions of any organizational documents for any of its Subsidiaries, except as mutually agreed upon by both Stockholders, and as to the Company, the Stockholders agree that they will vote in favor of any such changes to the Company's organizational documents approved by the Strategic Review Committee.

      Section 4.7. Conversion. (a) Each Stockholder agrees that prior to the Transfer by it of Class B Shares it will, in accordance with the procedures set forth in the Certificate of Incorporation, convert each such share into a Class A Share except for any Transfer (as defined in the LLC Agreement) permitted under the LLC Agreement and this Agreement which shall not require such conversion.

      (b) Each Stockholder agrees that, upon a Class B Triggering Event the Departing Class B Stockholder shall convert each share of Class B Common Stock then Beneficially Owned by it (and all of its Affiliates) into a Class A Share in accordance with the procedures set forth in the Certificate of Incorporation. Effective upon such conversion of such shares of Class B Common Stock, the Class B Directors appointed by the holder of Class B Common Stock whose shares are converted shall resign from the Board and all committees of the Board upon which they serve (and the Departing Class B Stockholder shall procure such resignations, with such resignations to be brought about in compliance with the By-laws and any applicable provisions of the DGCL).

      (c) The Company agrees to instruct the Transfer Agent not to convert a share of Class B Common Stock until and unless the Transfer Agent shall have received a canceled certificate for such share of Class B Common Stock.

      Section 4.8. Ownership of Class B Common Stock. Each Stockholder agrees that all of the Shares Beneficially Owned by its Ultimate Parent Entity shall be held by only one holder of record.


                                    ARTICLE 5



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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
BellSouth Corporation and Alloy Mangement Corp.

                                                                   EXHIBIT 10.55

                              Transfer Restrictions

            Section 5.1. Transfers. Each Stockholder severally agrees that it shall not Transfer or permit any Transfer, in any single transaction or series of related transactions, of Shares that are Beneficially Owned by it, except (i) with the written consent of each Stockholder that Beneficially Owns in excess of ten percent (10%) of the Total Outstanding Shares or (ii) a Transfer by SBC or BellSouth that complies with any of the following subsections:

            (a) a Transfer of all or any such Shares to one or more wholly owned Subsidiaries (but in no event may (i) more than one Subsidiary own Class B Common Stock at the same time and (ii) more than five such Subsidiaries own Class A Common Stock at the same time) of all of the Shares which are Beneficially Owned, directly or indirectly, by it; provided that (x) contemporaneously with any such Transfer any such wholly owned Subsidiary becomes a party to a counterpart of this Agreement and SBC or BellSouth, as the case may be, guarantees the performance of all obligations of any such wholly owned Subsidiary under this Agreement; (y) such wholly owned Subsidiary agrees that it shall be bound by the obligations of a Stockholder under this Agreement (but shall not have any of the rights of a Stockholder under this Agreement, except as otherwise provided herein) and (z) such wholly owned Subsidiary, unless the only Shares owned by it are Class A Common Stock, and SBC or BellSouth, as the case may be, shall prior to such Transfer covenant and agree with Manager and SBC or BellSouth, as the case may be, that, for so long as the wholly owned Subsidiary Beneficially Owns Shares, it shall continue to be a wholly owned Subsidiary of SBC or BellSouth, as the case may be;

            (b) a Transfer of Class A Common Stock to underwriters in connection with an underwritten public offering of such Class A Common Stock that (i) is on a firm commitment basis registered under the Securities Act and (ii) is sold in a manner that results in a broad distribution of such Class A Common Stock, with such distribution certified to the Company by the lead or managing underwriter or underwriters in any such offering;

            (c) a Transfer of all or any of such Shares to the Company or any Subsidiary of the Company;

            (d) a Transfer of all or any of such Shares (other than Class B Common Stock) in a bona fide pledge of such Shares to a financial institution to secure borrowings as permitted by applicable Law, including, but not limited to the Communications Act; provided that contemporaneously with such pledge such financial institution agrees with the Company that upon any foreclosure on such pledge it shall be bound by the obligations of SBC or BellSouth, as the case may be, under this Agreement (but shall not have any of the rights of SBC or BellSouth, as the case may be, under this

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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
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                                                                   EXHIBIT 10.55

Agreement except as provided in this Section 5) pursuant to an assignment effectuated in accordance with the terms hereof;

            (e) (x) at any time after the earliest of (i) an IPO Date, (ii) the first anniversary of the Closing Date, if Newco, the Company, or a Subsidiary of Newco or the Company at such first anniversary does not hold licenses from the FCC to provide Cellular Services or PCS Services covering at least 90% of the U.S. population, or (iii) the fourth anniversary of the Closing Date, or (y) pursuant to Section 4.1(e)(y) of the LLC Agreement, a Transfer of, in the case of clause (x), any or all, or, in the case of clause (y), all of the Class A Common Stock Beneficially Owned by such Stockholder by way of (i) a distribution of such Class A Common Stock or of all of the Voting Securities and other equity securities of a Subsidiary of such Stockholder that owns Class A Common Stock to all of the common shareholders of a series or class of securities (in each case registered under the Exchange Act) of such Stockholder or its Ultimate Parent Entity or (ii) a split-off pursuant to which each common shareholder of a series or class of securities (in each case registered under the Exchange Act) such Stockholder or its Ultimate Parent Entity is offered on the same terms the right to exchange common shares of such Stockholder or its Ultimate Parent Entity for the Class A Common Stock (provided, that neither SBC nor BellSouth may effect Transfers pursuant to this Section 5.1(e) and Section 4.1(e)(y) of the LLC Agreement in the aggregate more than two times); or

            (f) (x) at any time after the earliest of (i) an IPO Date, (ii) the first anniversary of the Closing Date, if Newco, the Company, or a Subsidiary of Newco or the Company at such first anniversary does not hold licenses from the FCC to provide Cellular Services or PCS Services covering at least 90% of the U.S. population, or (iii) the fourth anniversary of the Closing Date, or (y) pursuant to Section 4.1(f)(y) of the LLC Agreement, a Transfer, not otherwise complying with paragraphs (a) - (e) above, of all (but not less than all) of such Shares Beneficially Owned by such Stockholder and its Ultimate Parent Entity to any Person and after complying with all of the provisions set forth in
Section 4.2 of the LLC Agreement; and provided that contemporaneously with such Transfer (i) such Person or, if such Person is a Subsidiary of any other Person, the Ultimate Parent Entity of such Person, becomes a party to this Agreement as SBC or BellSouth, as the case may be (whereupon any reference to SBC or BellSouth, as the case may be, herein shall be deemed to be a reference to such Person or, if applicable, its Ultimate Parent Entity), and (ii) such Person causes to be delivered to Newco a legal opinion of counsel of national standing, in form and substance reasonably acceptable to Newco and the non-Transferring Stockholder), to the effect set forth in Article 2.

            (g) At the election of a Stockholder (i) the Company shall take and cause its Subsidiaries to take all reasonable actions as may be reasonably necessary to approve (including, without limitation, by convening a special meeting of the holders of Shares) and complete the merger or any wholly owned Subsidiary of such Stockholder,


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                                                                   EXHIBIT 10.55

with and into Manager, and (ii) the other Stockholder agrees to vote all Shares Beneficially Owned by it in favor of such merger; provided that (a) the Company is the surviving corporation in such merger, (b) all of the Class A Common Stock owned of record and held by the wholly owned Subsidiary of such Stockholder to be merged into the Company are so owned and held free and clear of all Encumbrances, (c) the wholly owned Subsidiary of such Stockholder to be merged into the Company has no liabilities, other than (i) those incident to this Agreement and (ii) those for which the Stockholder provides full indemnification to the Company and that do not exceed five percent of the then current total assets of such Subsidiary, (d) the merger consideration paid to such Stockholder is identical to the number of shares of Class A Common Stock owned of record and held by such Subsidiary, and (e) such merger will not be otherwise adverse to the Company or Newco except in any immaterial respect (taking into account any efforts by such Stockholder to mitigate any adverse effects on Newco); provided that for such purposes the termination of Newco for federal, state or local tax purposes and any adverse consequences therefrom shall be deemed to be immaterial. No such merger shall be consummated until all necessary regulatory approvals have been obtained. The Company will use commercially reasonable efforts to cause such merger to qualify as a reorganization within the meaning of Section 368(a) of the Code.

            Section 5.2. Conversion Not a Transfer. Notwithstanding anything set forth in this Agreement to the contrary, the provisions of this Article 5 shall not apply to conversions of Class B Stock into Class A Common Stock in accordance with the Manager Certificate.

            Section 5.3. Party Hereto. Each Stockholder agrees that upon any Transfer of any shares of Class B Common Stock in accordance with the terms hereof, the transferee of the Class B Common Stock shall execute and become a party to this Agreement in the same capacity as the Stockholders transferring the Shares. Any such Transfer shall be void unless such Transfer complies with the provisions of this Section.

            Section 5.4. Class B Common Stock. Notwithstanding anything set forth in this Agreement to the contrary, no Stockholder shall Transfer any Class B Common Stock unless all of the shares of Class B Common Stock Beneficially Owned by it are Transferred to the same Person.


                                    ARTICLE 6
                                  Certificates

            Section 6.1. Certificates. Any Shares held by a Stockholder shall be represented by a certificate or certificates, setting forth upon the face thereof that the Company is a corporation organized under the laws of the State of Delaware, the name of the Person to which it is issued and the number of Shares which such certificate


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                                                                   EXHIBIT 10.55

represents. Such certificates shall be entered in the books of the Company as they are issued, and shall be signed by the Chairman or the Chief Executive Officer of the Company. Upon any Transfer permitted under this Agreement and the LLC Agreement, the transferring Stockholder shall (i) issue to the transferee a certificate representing the number of Shares so transferred and (ii) surrender to the Company and the Company shall issue to the transferring Stockholder certificates representing the remaining Shares, if any, held by such transferring Stockholder after taking into account such Transfer. All certificates representing Shares (unless registered under the Securities Act of 1933, as amended (the "Securities Act")), shall bear the following legend:

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, ENCUMBERED, TRANSFERRED, GRANTED AN OPTION WITH RESPECT TO OR OTHERWISE DISPOSED OF, (I) UNLESS AND UNTIL THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR SUCH SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE, TRANSFER, OPTION GRANT OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND (II) UNLESS IN ACCORDANCE WITH THE PROVISIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT OF ALLOY LLC AND THE STOCKHOLDERS AGREEMENT (IN EACH CASE AS AMENDED FROM TIME TO TIME), COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY.

            Section 6.2. Lost or Destroyed Certificates. The Company may issue a new certificate for Shares in place of any certificate or certificates theretofore issued by it, alleged to have been lost or destroyed, upon the making of an affidavit of that fact, and providing an indemnity in form and subject reasonably satisfactory to the Board by the Person claiming the certificate to be lost or destroyed.


                                    ARTICLE 7
                                   Termination

            Section 7.1. Termination Events. This Agreement shall terminate upon the occurrence of any of the following events:

            (a)   the written agreement of the parties hereto;


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                                                                   EXHIBIT 10.55

            (b) a Class B Triggering Event and the conversion of all shares of Class B Common Stock of the Departing Class B Stockholder and its Affiliates into Class A Common Stock; or

            (c)   the dissolution of the Company.

            Section 7.2. Effect of Termination; Survival. In the event of a termination, this Agreement (other than Article 1, Article 2, Section 4.2,
Section 4.6, Section 6.1 and Article 8) shall terminate automatically without any action by any party and the terminated provisions of this Agreement shall not survive such termination.

                                    ARTICLE 8
                                  Miscellaneous

            Section 8.1. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND SUBJECT TO THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.

            Section 8.2. VENUE; WAIVER OF JURY TRIAL. THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND OF THE DOCUMENTS REFERRED TO IN THIS AGREEMENT, AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT HEREOF OR OF ANY SUCH DOCUMENT, THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN


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                                                                   EXHIBIT 10.55

PARAGRAPH (C) OF THIS SECTION OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

            EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.2.

            Section 8.3. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given (i) on the first business day following the date of delivery in person or by telecopy (in each case, with telephonic confirmation of receipt by the addressee), (ii) on the first business day following timely deposit with an overnight courier service, if sent by overnight courier specifying next day delivery or (iii) on the first business day that is at least five days following deposit in the mails, if sent by first class mail, to the Parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            If to SBC, to:

                 SBC Communications Inc.
                 175 E. Houston
                 San Antonio, TX  78205
                 Attention:  Chairman and Chief Executive Officer
                 Facsimile:  210-351-3553

            with a copy to:

                 SBC Communications Inc.
                 175 E. Houston
                 San Antonio, TX  78205
                 Attention:  Senior Executive Vice President and General Counsel


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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
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                                                                   EXHIBIT 10.55

                 Facsimile:  210-351-2298


            If to BellSouth, to:

                 BellSouth Corporation 1155 Peachtree Street N.E.
                 Suite 2000
                 Atlanta, Georgia  30309
                 Attention:  Chief Executive Officer
                 Facsimile:  404-249-5110

            with a copy to:

                 BellSouth Corporation 1155 Peachtree Street N.E.
                 Suite 2000
                 Atlanta, Georgia  30309
                 Attention:  General Counsel
                 Facsimile:  404-249-5948


            If to the Company to:

                 Alloy Management Corp.
                 1100 Peachtree Street
                 Suite 1000
                 Atlanta, GA 30309
                 Attention:  Chief Executive Officer
                 Facsimile:  404-249-4488

            with a copy to:

                 SBC Communications Inc.
                 175 E. Houston
                 San Antonio, TX  78205
                 Attention:  Senior Executive Vice President and General Counsel

                 Facsimile:  210-351-2298

            and

                  BellSouth Corporation
                  1155 Peachtree Street N.E.
                  Suite 2000


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EXHIBITS - Stockholders' Agreement by and among SBC Communications Inc.,
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                                                                   EXHIBIT 10.55

                  Atlanta, Georgia  30309
                  Attention:  General Counsel
                  Facsimile:  404-249-5948


            Section 8.4. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

            Section 8.5. Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute the same agreement.

            Section 8.6. Headings; Recitals. All Section headings and the recitals herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

            Section 8.7. Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it shall not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

            Section 8.8. Filing Actions. Prior to filing or referring any matter to a court of law or equity, the parties agree to provide the other parties at least ten Business Days' notice of the intention to so refer a matter, provided that the foregoing shall not apply to any request for a preliminary injunction or temporary restraining order.

            Section 8.9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and


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                                                                   EXHIBIT 10.55

permitted assigns and shall not be assignable except to the extent expressly permitted hereby and any purported assignment of this Agreement or of any Shares in violation of this Agreement shall be void. In the case of a merger or other business combination or reorganization transaction involving the Company where securities other than those of the Company are issued to the holders of Shares, this Agreement shall be assigned to and shall inure to the benefit of and be binding upon the Person issuing securities in such transaction and any reference herein to the Company shall be deemed to be a reference to such Person. The rights and obligations under this Agreement shall be assigned by SBC and BellSouth to a Permitted Transferee in connection with the Transfer to such Permitted Transferee pursuant to Section 4.1 of the LLC Agreement to the extent of a Transfer to any such Permitted Transferee.

            Section 8.10. Entire Agreement; Amendment; Waiver. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by the party or parties affected or to be affected thereby. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

            Section 8.11. No Relief of Liabilities. No Transfer by SBC or BellSouth of Beneficial Ownership of any Securities shall relieve such Person of any liabilities or obligations to the Company or SBC or BellSouth, as the case may be, that arose or accrued prior to the date of such Transfer.

            Section 8.12. Further Assurances. Each party hereto shall at any time, and from time to time, execute and deliver such additional instruments and other documents and shall at any time, and from time to time, take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

            Section 8.13. THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY THIRD PARTY ANY RIGHTS OR REMEDIES OF ANY NATURE WHATSOEVER UNDER OR BY REASON OF THIS AGREEMENT.


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                                                                   EXHIBIT 10.55

            IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

                              SBC COMMUNICATIONS INC.

                              By:   /s/ James S. Kahan
                                 ---------------------------------------
                                 Name:   James S. Kahan
                                 Title:  Senior Executive Vice President,
                                          Corporate Development

                              BELLSOUTH CORPORATION

                              By:   /s/ Keith O. Cowan
                                 ---------------------------------------
                                 Name:   Keith O. Cowan
                                 Title:  Vice President, Corporate Development

                              ALLOY MANAGEMENT CORP.

                              By:   /s/ Mark L. Feidler
                                 ---------------------------------------
                                 Name:   Mark L. Feidler
                                 Title:  Chief Operating Officer